UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2008

TRICO MARINE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-28316	72-1252405
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Southwest Freeway, Suite 2950,
Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Trico Marine Services, Inc. (the “Company”) under Items 2.02 and 9.01 on July 24, 2008 (the “Initial Current Report”). Our depreciation and amortization for the three and six months ended June 30, 2008 was (in thousands of dollars) $12,903 and $19,650, respectively, and our noncontrolling interest in (income) loss of consolidated subsidiaries for the three and six months ended June 30, 2008 was (in thousands of dollars) $(1,533) and $(2,374), respectively.
The earnings press release included as Exhibit 99.1 to the Initial Current Report presented our depreciation and amortization for the three and six months ended June 30, 2008 as (in thousands of dollars) $14,073 and $20,820, respectively, and our noncontrolling interest in (income) loss of consolidated subsidiaries for the three and six months ended June 30, 2008 as (in thousands of dollars) $(363) and $(1,204), respectively.
The reported depreciation and amortization included in the Initial Current Report resulted in the results reported in the Initial Current Report for total operating expenses, income (loss) before income taxes and noncontrolling interest in consolidated subsidiaries and income (loss) before noncontrolling interest in (income) loss of consolidated subsidiary to be (in thousands of dollars) $1,170 more than our actual results and resulted in the reported results for operating income to be (in thousands of dollars) $1,170 less than our actual results.
Amendment No. 1 is being filed to include as Exhibit 99.1 a revised earnings press release.
Item 2.02    Results of Operations and Financial Condition.
On July 23, 2008, Trico Marine Services, Inc. (the “Company”) issued a press release announcing its earnings for the three months ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)  Exhibits.
99.1	Press release issued by Trico Marine Services, Inc. dated July 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
Date: August 8, 2008	By:	/s/ Rishi A. Varma
		Name:	Rishi A. Varma
		Title:	Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by Trico Marine Services, Inc. dated July 23, 2008